UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 13, 2009
Education Management LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	333-137605	20-4506022
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (412) 562-0900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
On July 13, 2009, Education Management LLC issued a press release announcing the appointment of John Kline as President, EDMC Online Higher Education. A copy of the July 13, 2009 press release is attached hereto as an exhibit and incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits
(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits
          Exhibit 99.1 Press release dated July 13, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT LLC
By:	/s/ EDWARD H. WEST
Edward H. West
President and Chief Financial Officer

Dated: July 15, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 13, 2009